UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2019

HARTFORD GREAT HEALTH CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-164633	51-0675116
(State or Other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

8832 Glendon Way
Rosemead, California 91770
(626) 321-1915
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A ("Amendment No. 2") is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Hartford Great Health Corp. (“HFUS”) on April 9, 2019. As previously disclosed beginning on February 27 and completed on March 20, 2019, the Board of Hartford Great Health Corp. (“HFUS”) entered into a Purchase Agreement and a Supplemental Purchase Agreement, wherein HFUS agreed to acquire 100% shares of Hartford Great Health Management (Shanghai) Ltd. (“HFSH”) and its 90 percent owned subsidiary Shanghai Qiao Garden International Travel Agency (“Qiao Garden Int’l Travel”). HFSH was incorporated on May 2018 and acquired 90 percent of Qiao Garden Int’l Travel on June 2018. This Amendment No. 2 is being filed to include historical audited and unaudited financial statements and unaudited pro forma financial information required by Item 9.01 of Form 8-K. The required audited and unaudited financial statements and unaudited pro forma financial information are filed as exhibits to this report under Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired.

The following financial statements are filed as Exhibits to this report and incorporated by reference:

• The audited financial statements of HFSH as of July 31, 2018 and for the year ended July 31, 2018, and the notes related thereto, and the related independent auditors' report of Simon & Edward, LLP., are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

• The unaudited interim financial statements of HFSH as of January 31, 2019 and for the six months ended January 31, 2019, and the notes related thereto are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The following information is filed as an Exhibit to this report and incorporated by reference:

• The unaudited pro forma condensed combined balance sheet as of July 31, 2018, combined statements of operations for the year ended July 31, 2018 and for the nine months ended April 30, 2019 are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits:

Exhibit Number	Description
23.1	Consent of Simon & Edward, LLP
99.1	The audited financial statements of HFSH as of July 31, 2018 and for the year ended July 31, 2018, and the notes related thereto, and the related independent auditors' report of Simon & Edward, LLP.
99.2	The unaudited interim financial statements of HFSH as of January 31, 2019 and for the six months ended January 31, 2019, and the notes related thereto.
99.3	The unaudited pro forma condensed combined balance sheet as of July 31, 2018, combined statements of operations for the year ended July 31, 2018 and nine months ended April 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HARTFORD GREAT HEALTH CORP.

By:	/s/ Sheng-Yih Chang
Sheng-Yih Chang Chief Financial Officer

Date:  October 31, 2019

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Simon & Edward, LLP
99.1	The audited financial statements of HFSH as of July 31, 2018 and for the year ended July 31, 2018, and the notes related thereto, and the related independent auditors' report of Simon & Edward, LLP.
99.2	The unaudited interim financial statements of HFSH as of January 31, 2019 and for the six months ended January 31, 2019, and the notes related thereto.
99.3	The unaudited pro forma condensed combined balance sheet as of July 31, 2018, combined statements of operations for the year ended July 31, 2018 and nine months ended April 30, 2019.